UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 23, 2020
(Date of earliest event reported:  April 17, 2020)

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11178	Revlon, Inc.	13-3662955
Delaware
One New York Plaza
New York, New York, 10004
212-527-4000

33-59650	Revlon Consumer Products Corporation	13-3662953
Delaware
One New York Plaza
New York, New York, 10004
212-527-4000

Former Name or Former Address, if Changed Since Last Report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) or 12(g) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Revlon, Inc.	Class A Common Stock	REV	New York Stock Exchange
Revlon Consumer Products Corporation	None	N/A	N/A

Indicate by check mark whether each registrant is an "emerging growth company" as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)in Rule 12b-2 of the Exchange Act.

Emerging Growth Company
Revlon, Inc.	Yes ☐ No ☒
Revlon Consumer Products Corporation	Yes ☐ No ☒
If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.
Amendment of Revolving Credit Agreement; Extension of Senior Secured First In, Last Out Tranche B to Revolving Credit Facility

On April 17, 2020 (the “Closing Date”), Revlon Consumer Products Corporation (“Products Corporation”), the direct wholly-owned operating subsidiary of Revlon, Inc. (“Revlon” and together with Products Corporation, the “Company”), Revlon and certain of their subsidiaries entered into Amendment No. 3 (“Amendment No. 3”) of Products Corporation’s asset-based revolving credit agreement with Citibank, N.A., acting as administrative agent, collateral agent, issuing lender, local fronting lender and swingline lender and the other issuing lenders (as amended by Amendment No. 1, dated as of April 17, 2018, and Amendment No. 2, dated as of March 6, 2019, the “Existing Revolving Credit Agreement,” and as further amended by Amendment No. 3, the “Amended Revolving Credit Agreement”) in respect of Products Corporation’s existing senior secured asset-based revolving credit facility (as amended by Amendment No. 1 and Amendment No. 2, the “Existing Revolving Credit Facility” and as in effect after Amendment No. 3, the “Amended Revolving Credit Facility”).

Pursuant to the terms of Amendment No. 3, the maturity date applicable to $36.3 million of loans and commitments under the $41.5 million senior secured first in, last out Tranche B of the Existing Revolving Credit Facility (the “FILO Tranche”) was extended from April 17, 2020 to May 17, 2020 (the “Extended Maturity Date”).  The remaining approximately $5.2 million of FILO Tranche loans or commitments were repaid or terminated on the Closing Date. The Existing Revolving Credit Agreement permits restricted payments subject to certain conditions and limitations.  Amendment No. 3 prohibits any restricted payments from the Closing Date until the earlier of the Extended Maturity Date and the date the FILO Tranche is terminated and repaid or refinanced in full, subject to certain exceptions for intercompany restricted payments. The Existing Revolving Credit Agreement also permits Products Corporation and its restricted subsidiaries to incur additional debt, make investments or restricted payments, dispose of assets or prepay junior lien indebtedness, provided that certain “payment conditions” are satisfied.  Amendment No. 3, among other things, prohibits such actions made in reliance on the payment conditions (other than investments) from the Closing Date until the earlier of the Extended Maturity Date and the date the FILO Tranche is terminated and repaid or refinanced in full. In addition, Amendment No. 3 increases the applicable interest margin for the FILO Tranche by 0.75%, subject to a LIBOR floor of 0.75%.

The above description of the terms of Amendment No. 3 and the Amended Revolving Credit Agreement are qualified in their entirety by reference to such agreements, the full terms of which are incorporated herein by reference in their entirety.

Item 2.03. Creation of a Direct Financing Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the discussion set forth under Item 1.01, “Entry into a Material Definitive Agreement,” of this Form 8-K, which discussion is incorporated herein by reference in its entirety.

Item 9.01. Exhibits.

(d)          Exhibits.

Exhibit No.	Description
4.1	Amendment No. 3, dated as of April 17, 2020, among Revlon Consumer Products Corporation, Revlon, Inc., the other loan parties and lenders party thereto, and Citibank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

By:	/s/ Michael T. Sheehan
Michael T. Sheehan
Senior Vice President, Deputy General Counsel and Secretary

REVLON CONSUMER PRODUCTS CORPORATION

By:	/s/ Michael T. Sheehan
Michael T. Sheehan
Senior Vice President, Deputy General Counsel and Secretary

Date: April 23, 2020

Exhibit Index

Exhibit No.	Description
4.1	Amendment No. 3, dated as of April 17, 2020, among Revlon Consumer Products Corporation, Revlon, Inc., the other loan parties and lenders party thereto, and Citibank, N.A.